UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2019 (April 25, 2019)
 ____________________________________
Washington Federal, Inc.
(Exact name of registrant as specified in its charter)
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Washington	001-34654	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Pike Street, Seattle, Washington 98101
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 25, 2019, the Board of Directors of Washington Federal, Inc. (the “Company”), and its wholly owned subsidiary Washington Federal, N.A. (the “Bank”) appointed a new independent director, Mr. Stephen Graham with such appointment effective April 29, 2019. Mr. Graham will serve in the class of directors with terms expiring in 2020. He has been appointed to serve on the Company's Regulatory Compliance Committee.

There are no arrangements or understandings between Mr. Graham and any other persons concerning his appointment as director of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Our board has affirmatively determined that Mr. Graham is independent of our Company and its management under Nasdaq Listing Rules.

Mr. Graham will be entitled to the same compensation as the other non-employee directors of the Company as set forth in the Company’s most recent proxy statement filed on December 5, 2018, including an annual stock award, annual retainer and fees for attending board meetings and any committee meetings to which he is appointed.

A copy of the press release issued by the Company announcing the appointment of Mr. Graham to the Board of Directors is included as Exhibit 99.1 to this Report. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) The following exhibit is being furnished herewith:

99.1	Press Release dated April 25, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 1, 2019	WASHINGTON FEDERAL, INC.

	By:	/s/ VINCENT L. BEATTY
Vincent L. Beatty
Executive Vice President and Chief Financial Officer